UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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Pfenex Inc.

(Name of Registrant as Specified In Its Charter)

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Dear Stockholder:

I am pleased to invite you to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Pfenex Inc. (“Pfenex”), which will be held at the offices of Wilson Sonsini Goodrich & Rosati, P.C., outside counsel to Pfenex, located at 12235 El Camino Real, Suite 200, San Diego, California 92130 on May 6, 2016, at 12:00 p.m. Pacific Time. Doors open at 11:00 a.m. Pacific Time.

At the Annual Meeting, we will ask you to consider the following proposals:

•	To elect as Class II directors the two nominees named in this proxy statement to serve until the 2019 annual meeting of stockholders or until their successors are duly elected and qualified.

•	To ratify the appointment of Haskell & White LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2016.

•	To transact such other business that may properly come before the Annual Meeting or any postponements or adjournments thereof.

Stockholders of record as of March 11, 2016 may vote at the Annual Meeting or any postponement or adjournment of the meeting.

YOUR VOTE IS IMPORTANT. Whether or not you plan to attend the Annual Meeting of Stockholders, we urge you to submit your vote via the Internet, telephone or mail. Whether or not you attend the Annual Meeting, it is important that your shares be represented and voted at the meeting. Therefore, I urge you to promptly vote and submit your proxy via the Internet, by phone, or by signing, dating and returning the enclosed proxy card in the enclosed envelope. If you decide to attend the Annual Meeting, you will be able to vote in person, even if you have previously submitted your proxy.

On behalf of the Board of Directors, I would like to express our appreciation for your interest in Pfenex.

Sincerely,

Dr. Bertrand C. Liang

Chief Executive Officer

San Diego, California

March 31, 2016

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to Be Held on May 6, 2016. Our Proxy Statement and Annual Report to Stockholders are available at www.proxyvote.com.

The date of this proxy statement is March 31, 2016 and it is being mailed to stockholders on or about April 6, 2016

PFENEX INC.

10790 Roselle Street

San Diego, CA 92121

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Time and Date	May 6, 2016 at 12:00 p.m. Pacific Time

Place	The offices of Wilson Sonsini Goodrich & Rosati, P.C., outside counsel to Pfenex Inc., located at 12235 El Camino Real, Suite 200, San Diego, California, 92130

Items of Business

•    To elect as Class II directors the two nominees named in this proxy statement to serve until the 2019 annual meeting of stockholders or until their successors are duly elected and qualified.

•    To ratify the appointment of Haskell & White LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2016.

•    To transact such other business that may properly come before the Annual Meeting or any postponements or adjournments thereof.

Record Date	March 11, 2016 (the “Record Date”). Only stockholders of record at the close of business on the Record Date are entitled to receive notice of, and to vote at, the Annual Meeting.

Proxy Voting	IMPORTANT

YOUR VOTE IS IMPORTANT. Please vote your shares at your earliest convenience. This will ensure the presence of a quorum at the meeting. Promptly voting your shares via the Internet, by telephone, or by signing, dating, and returning the enclosed proxy card will save the expenses and extra work of additional solicitation. If you wish to vote by mail, we have enclosed an addressed envelope, postage prepaid if mailed in the United States. Submitting your proxy now will not prevent you from voting your shares at the meeting, as your proxy is revocable at your option.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to Be Held on May 6, 2016. Our Proxy Statement and Annual Report to Stockholders are available at www.proxyvote.com.

By order of the Board of Directors,

Dr. Bertrand C. Liang

Chief Executive Officer

San Diego, California

March 31, 2016

The date of this proxy statement is March 31, 2016 and it is being mailed to stockholders on or about April 6, 2016.

-i-

PFENEX INC.

10790 Roselle Street

San Diego, CA 92121

PROXY STATEMENT

FOR 2016 ANNUAL MEETING OF STOCKHOLDERS

To Be Held at 12:00 p.m. Pacific Time on May 6, 2016

This proxy statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by the board of directors (the “Board”) of Pfenex Inc. (the “Company” or “Pfenex”) for use at its 2016 annual meeting of stockholders (the “Annual Meeting”), and any postponements, adjournments or continuations thereof. The Annual Meeting will be held on May 6, 2016 at 12:00 p.m. Pacific Time, at the offices of Wilson Sonsini Goodrich & Rosati, P.C. outside counsel to the Company, located at 12235 El Camino Real, Suite 200, San Diego, California 92130.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

The information provided in the “question and answer” format below addresses certain frequently asked questions but is not intended to be a summary of all matters contained in this proxy statement. Please read the entire proxy statement carefully before voting your shares.

What is a proxy?

A proxy is your legal designation of another person to vote the stock you own. The person you designate is your “proxy,” and you give the proxy authority to vote your shares by submitting the enclosed proxy card or, if available, voting by telephone or over the Internet. We have designated our President, Chief Executive Officer, and Secretary, Bertrand C. Liang, and our Chief Financial Officer, Paul A. Wagner, to serve as proxies for the annual meeting.

Why am I receiving these materials?

The Board of Pfenex is providing these proxy materials to you in connection with the Board’s solicitation of proxies for use at Pfenex’s Annual Meeting, which will take place on May 6, 2016. Stockholders are invited to attend the Annual Meeting and are requested to vote on the proposals described in this Proxy Statement. This proxy statement and the accompanying proxy card are being mailed on or about April 6, 2016 in connection with the solicitation of proxies on behalf of the Board.

What information is contained in these materials?

The information included in this Proxy Statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the compensation of our most highly paid executive officers and our directors, and certain other required information. Pfenex’s 2015 Annual Report on Form 10-K, which includes our audited consolidated financial statements, is also enclosed with this proxy statement.

How do I get electronic access to the proxy materials?

The notice of annual meeting, proxy statement, and 2015 annual report are available by visiting www.proxyvote.com and typing in the control number as set forth (i) on the proxy card (for stockholders of record), or (ii) on the voting instruction form (for individuals who hold shares through a broker, bank, trustee, or nominee).

What proposals will be voted on at the Annual Meeting?

The proposals scheduled to be voted on at the Annual Meeting include:

•	the election of two Class II directors to hold office until the 2019 annual meeting of stockholders or until their successors are duly elected and qualified;

•	a proposal to ratify the appointment of Haskell & White LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2016; and

•	any other business that may properly come before the Annual Meeting.

At the time this Proxy Statement was mailed, our management and Board were not aware of any other matters to be presented at the Annual Meeting other than those set forth in this Proxy Statement and in the notice accompanying this Proxy Statement.

How does our Board recommend that I vote?

Our Board recommends that you vote:

•	FOR the election of the two directors nominated by our Board and named in this proxy statement as Class II directors to serve for three-year terms; and

•	FOR the ratification of the appointment of Haskell & White LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2016.

Who is entitled to vote at the Annual Meeting?

Holders of our common stock at the close of business on March 11, 2016, the record date for the Annual Meeting (the “Record Date”), are entitled to notice of and to vote at the Annual Meeting. Each stockholder is entitled to one vote for each share of our common stock held as of the Record Date. As of the Record Date, there were 23,375,992 shares of common stock outstanding and entitled to vote. Stockholders are not permitted to cumulate votes with respect to the election of directors. The shares you are entitled to vote include shares that are (1) held of record directly in your name, and (2) held for you as the beneficial owner through a stockbroker, bank or other nominee.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Stockholder of Record: Shares Registered in Your Name. If, at the close of business on the Record Date, your shares were registered directly in your name with American Stock Transfer & Trust Company, LLC, our transfer agent, then you are considered the stockholder of record with respect to those shares. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote in person at the Annual Meeting.

Beneficial Owners: Shares Registered in the Name of a Broker, Bank or Other Nominee. If, at the close of business on the Record Date, your shares were held, not in your name, but rather in a stock brokerage account or by a bank or other nominee on your behalf, then you are considered the beneficial owner of shares held in “street name.” As the beneficial owner, you have the right to direct your broker, bank or other nominee how to vote your shares by following the voting instructions your broker, bank or other nominee provides. If you do not provide your broker, bank or other nominee with instructions on how to vote your shares, your broker, bank or other nominee may, in its discretion, vote your shares with respect to routine matters but may not vote your shares with respect to any non-routine matters. Please see “What if I do not specify how my shares are to be voted?” for additional information.

How can I contact Pfenex’s transfer agent?

Contact our transfer agent by either writing to American Stock Transfer & Trust Company, LLC, Attn: Customer Service, 6201 15th Avenue Brooklyn, NY 11219, emailing info@amstock.com or by telephoning 800-937-5449.

Do I have to do anything in advance if I plan to attend the Annual Meeting in person?

Stockholder of Record: Shares Registered in Your Name. If you were a stockholder of record at the close of business on the Record Date, you do not need to do anything in advance to attend and/or vote your shares in person at the Annual Meeting, but you will need to present government-issued photo identification for entrance to the Annual Meeting.

Beneficial Owners: Shares Registered in the Name of a Broker, Bank or Other Nominee. If you were a beneficial owner at the close of business on the Record Date, you may not vote your shares in person at the Annual Meeting unless you obtain a “legal proxy” from your broker, bank or other nominee who is the stockholder of record with respect to your shares. You may still attend the Annual Meeting even if you do not have a legal proxy. For entrance to the Annual Meeting, you will need to provide proof of beneficial ownership as of the Record Date, such as the notice or voting instructions you received from your broker, bank or other nominee or a brokerage statement reflecting your ownership of shares as of the Record Date, and present government-issued photo identification.

Please note that no cameras, recording equipment, large bags, briefcases or packages will be permitted in the Annual Meeting.

Will the annual meeting be webcast?

We do not expect to webcast the annual meeting.

How do I vote and what are the voting deadlines?

Stockholder of Record: Shares Registered in Your Name. If you are a stockholder of record, you can vote in one of the following ways:

•	You may vote via the Internet or by telephone. If you are a stockholder of record, you may vote by following the telephone or Internet voting instructions on your proxy card.

•	You may vote by mail. Please complete, date and sign the proxy card that accompanies this proxy statement and promptly mail it to the tabulation agent in the enclosed postage-paid envelope. If you are a stockholder of record and you return your signed proxy card but do not indicate your voting preferences, the persons named in the proxy card will vote the shares represented by your proxy card as recommended by our Board.

•	You may vote in person. If you plan to attend the Annual Meeting, you may vote by delivering your completed proxy card in person or by completing and submitting a ballot, which will be provided at the Annual Meeting.

Please note that the Internet and telephone voting facilities will close at 11:59 PM Eastern Time on May 5, 2016.

Beneficial Owners: Shares Registered in the Name of a Broker, Bank or Other Nominee. If you are the beneficial owner of shares held of record by a broker, bank or other nominee, you will receive voting instructions from your broker, bank or other nominee. You must follow the voting instructions provided by your broker, bank or other nominee in order to instruct your broker, bank or other nominee how to vote your shares. The availability of Internet and telephone voting options will depend on the voting process of your broker, bank or other nominee. As discussed above, if you are a beneficial owner, you may not vote your shares in person at the Annual Meeting unless you obtain a legal proxy from your broker, bank or other nominee.

Can I change my vote or revoke my proxy?

Stockholder of Record: Shares Registered in Your Name. If you are a stockholder of record, you may revoke your proxy or change your proxy instructions at any time before your proxy is voted at the Annual Meeting by:

•	entering a new vote by Internet or telephone;

•	signing and returning a new proxy card with a later date;

•	delivering a written revocation to our Secretary at Pfenex Inc., 10790 Roselle Street, San Diego, California 92121; or

•	attending the Annual Meeting and voting in person.

Beneficial Owners: Shares Registered in the Name of a Broker, Bank or Other Nominee. If you are the beneficial owner of your shares, you must contact the broker, bank or other nominee holding your shares and follow their instructions to change your vote or revoke your proxy.

Is there a list of stockholders entitled to vote at the annual meeting?

The names of stockholders of record entitled to vote at the annual meeting will be available at the annual meeting and for ten days prior to the meeting for any purpose germane to the meeting, between the hours of 9:00 a.m. and 4:30 p.m., at our corporate headquarters at 10790 Roselle Street, San Diego, California 92121, by contacting our corporate secretary.

What is the effect of giving a proxy?

Proxies are solicited by and on behalf of our Board. The persons named in the proxy have been designated as proxy holders by our Board. When a proxy is properly dated, executed and returned, the shares represented by the proxy will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our Board. If any matters not described in this proxy statement are properly presented at the Annual Meeting, the proxy holders will use their own judgment to determine how to vote your shares. If the Annual Meeting is postponed or adjourned, the proxy holders can vote your shares on the new meeting date, unless you have properly revoked your proxy, as described above.

What if I do not specify how my shares are to be voted?

Stockholder of Record: Shares Registered in Your Name. If you are a stockholder of record and you submit a proxy but you do not provide voting instructions, your shares will be voted:

•	FOR the election of the two directors nominated by our Board and named in this proxy statement as Class II directors to serve for three-year terms (Proposal No. 1);

•	FOR the ratification of the appointment of Haskell & White LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2016 (Proposal No. 2); and

•	In the discretion of the named proxy holders regarding any other matters properly presented for a vote at the Annual Meeting.

Beneficial Owners: Shares Registered in the Name of a Broker, Bank or Other Nominee. If you are a beneficial owner and you do not provide your broker, bank or other nominee that holds your shares with voting instructions, then your broker, bank or other nominee will determine if it has discretion to vote on each matter. Brokers do not have discretion to vote on non-routine matters. Proposal No. 1 (election of directors) is a non-routine matter, while Proposal No. 2 (ratification of appointment of independent registered public accounting firm) is a routine matter. As a result, if you do not provide voting instructions to your broker, bank or other nominee, then your broker, bank or other nominee may not vote your shares with respect to Proposal No. 1, which would result in a “broker non-vote,” but may, in its discretion, vote your shares with respect to Proposal No. 2. For additional information regarding broker non-votes, see “What are the effects of abstentions and broker non-votes?” below.

What is a quorum?

A quorum is the minimum number of shares required to be present at the Annual Meeting for the meeting to be properly held under our bylaws and Delaware law. A majority of the shares of common stock issued and outstanding and entitled to vote, present in person or represented by proxy, constitutes a quorum for the transaction of business at the Annual Meeting. As noted above, as of the Record Date, there were a total of 23,375,992 shares of common stock outstanding, which means that 11,687,997 shares of common stock must be represented in person or by proxy at the Annual Meeting to have a quorum. If there is no quorum, a majority of the shares present at the Annual Meeting may adjourn the meeting to a later date.

What are the effects of abstentions and broker non-votes?

An abstention represents a stockholder’s affirmative choice to decline to vote on a proposal. If a stockholder indicates on its proxy card that it wishes to abstain from voting its shares, or if a broker, bank or other nominee holding its customers’ shares of record causes abstentions to be recorded for shares, these shares will be considered present and entitled to vote at the Annual Meeting. As a result, abstentions will be counted for purposes of determining the presence or absence of a quorum and will also count as votes against a proposal in cases where approval of the proposal requires the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting (e.g., Proposal No. 2). However, because the outcome of Proposal No. 1 (election of directors) will be determined by a plurality vote, abstentions will have no impact on the outcome of such proposal as long as a quorum exists. A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the broker, bank or other nominee does not have discretionary voting power with respect to such proposal and has not received voting instructions from the beneficial owner of the shares. Broker non-votes will be counted for purposes of calculating whether a quorum is present at the Annual Meeting but will not be counted for purposes of determining the number of votes cast. Therefore, a broker non-vote will make a quorum more readily attainable but will not otherwise affect the outcome of the vote on any proposal.

How many votes are needed for approval of each proposal?

•	Proposal No. 1: The election of the directors requires a plurality vote of the shares of our common stock present in person or by proxy at the Annual Meeting and entitled to vote thereon to be approved. “Plurality” means that the nominees who receive the largest number of votes cast “FOR” are elected as directors. You may (i) vote FOR all nominees, (ii) WITHHOLD your vote as to all nominees, or (iii) vote FOR all nominees except for those specific nominees from whom you WITHHOLD your vote. Any shares not voted FOR a particular nominee (whether as a result of voting withheld or a broker non-vote) will not be counted in such nominees’ favor and will have no effect on the outcome of the election. If you WITHHOLD your vote as to all nominees, you will be deemed to have abstained from voting on Proposal No. 1, and such abstention will have no effect on the outcome of the proposal.

•	Proposal No. 2: The ratification of the appointment of Haskell & White LLP requires an affirmative vote of a majority of the shares of our common stock present in person or by proxy at the Annual Meeting and entitled to vote thereon to be approved. You may vote FOR, AGAINST or ABSTAIN. If you ABSTAIN from voting on Proposal No. 2, the abstention will have the same effect as a vote AGAINST the proposal. Broker non-votes will have no effect on the outcome of this proposal.

How may my brokerage firm or other intermediary vote my shares if I fail to provide timely directions?

Brokerage firms and other intermediaries holding shares of common stock in street name for customers are generally required to vote such shares in the manner directed by their customers. In the absence of timely directions, your broker will have discretion to vote your shares on our sole “routine” matter — the proposal to ratify the appointment of Haskell & White LLP. Absent direction from you, your broker will not have discretion to vote on the election of directors.

Who will count the votes?

A representative of our mailing agent, Broadridge Financial Solutions, Inc., will tabulate the votes and act as inspector of elections.

How are proxies solicited for the Annual Meeting and who is paying for such solicitation?

Our Board is soliciting proxies for use at the Annual Meeting by means of the proxy materials. We will bear the entire cost of proxy solicitation, including the preparation, assembly, printing, mailing and distribution of the proxy materials. Copies of solicitation materials will also be made available upon request to brokers, banks and other nominees to forward to the beneficial owners of the shares held of record by such brokers, banks or other nominees. The original solicitation of proxies may be supplemented by solicitation by telephone, electronic communication, or other means by our directors, officers, employees or agents. No additional compensation will be paid to these individuals for any such services, although we may reimburse such individuals for their reasonable out-of-pocket expenses in connection with such solicitation. We do not plan to retain a proxy solicitor to assist in the solicitation of proxies.

If you choose to access the proxy materials and/or vote over the Internet, you are responsible for Internet access charges you may incur. If you choose to vote by telephone, you are responsible for telephone charges you may incur.

Is my vote confidential?

Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within Pfenex or to third parties, except as necessary to meet applicable legal requirements, to allow for the tabulation of votes and certification of the vote, or to facilitate a successful proxy solicitation.

I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

We have adopted an SEC-approved procedure called “householding,” under which we can deliver a single copy of the proxy materials and annual report to multiple stockholders who share the same address unless we received contrary instructions from one or more of the stockholders. This procedure reduces our printing and mailing costs. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will promptly deliver a separate copy of the proxy materials and annual report to any stockholder at a shared address to which we delivered a single copy of any of these documents. To receive a separate copy, or, if you are receiving multiple copies, to request that we only send a single copy of next year’s proxy materials and annual report, you may contact us as follows:

Pfenex Inc.

Attention: Secretary

10790 Roselle Street

San Diego, CA 92121

(858) 352-4400

Stockholders who hold shares in street name may contact their brokerage firm, bank, broker-dealer or other nominee to request information about householding.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the Annual Meeting. If final voting results are not available to us at that time, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an amendment to the Form 8-K to publish the final results.

What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors?

Stockholder Proposals

Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at the next annual meeting of stockholders by submitting their proposals in writing to our Secretary in a timely manner. For a stockholder proposal to be considered for inclusion in our proxy statement for our 2017 annual meeting of stockholders, our Secretary must receive the written proposal at our principal executive offices not later than December 7, 2016. In addition, stockholder proposals must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, or the Exchange Act, regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Stockholder proposals should be addressed to:

Pfenex Inc.

Attention: Secretary

10790 Roselle Street

San Diego, CA 92121

Our bylaws also establish an advance notice procedure for stockholders who wish to present a proposal before an annual meeting of stockholders but do not intend for the proposal to be included in our proxy statement. Our bylaws provide that the only business that may be conducted at an annual meeting is business that is (i) specified in our proxy materials with respect to such meeting, (ii) otherwise properly brought before the annual meeting by or at the direction of our board of directors, or (iii) properly brought before the annual meeting by a stockholder of record entitled to vote at the annual meeting who has delivered timely written notice to our Secretary, which notice must contain the information specified in our bylaws. To be timely for our 2017 annual meeting of stockholders, our Secretary must receive the written notice at our principal executive offices:

•	not earlier than January 21, 2017; and

•	not later than February 20, 2017.

In the event that we hold our 2017 annual meeting of stockholders more than 30 days before or more than 60 days after the first anniversary of the date of the Annual Meeting, then notice of a stockholder proposal that is not intended to be included in our proxy statement must be received no earlier than the close of business on the 120th day before such annual meeting and no later than the close of business on the later of the following two dates:

•	the 90th day prior to such annual meeting; or

•	the 10th day following the day on which public announcement of the date of such annual meeting is first made.

If a stockholder who has notified us of his, her or its intention to present a proposal at an annual meeting does not appear to present his, her or its proposal at such annual meeting, we are not required to present the proposal for a vote at such annual meeting.

Nomination of Director Candidates

You may propose director candidates for consideration by our corporate governance and nominating committee. Any such recommendations should include the nominee’s name and qualifications for membership on our board of directors and should be directed to our Secretary at the address set forth above. For additional information regarding stockholder recommendations for director candidates, see “Board of Directors and Corporate Governance — Stockholder Recommendations for Nominations to the Board.”

In addition, our bylaws permit stockholders to nominate directors for election at an annual meeting of stockholders. To nominate a director, the stockholder must provide the information required by our bylaws. In addition, the stockholder must give timely notice to our Secretary in accordance with our bylaws, which, in general, require that the notice be received by our Secretary within the time period described above under “Stockholder Proposals” for stockholder proposals that are not intended to be included in a proxy statement.

Availability of Bylaws

A copy of our bylaws may be obtained by accessing our public filings on the SEC’s website at www.sec.gov. You may also contact our Secretary at our principal executive office for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Our business affairs are managed under the direction of our board of directors, which is currently comprised of six members. Five of our directors are independent within the meaning of the independent director requirements of NYSE MKT. Our board of directors is divided into three classes with staggered three-year terms. At each annual meeting of stockholders, a class of directors will be elected for a three-year term to succeed the same class whose term is then expiring.

There are two Class II directors whose current term of office expires at the Annual Meeting: Phillip M. Schneider and Robin D. Campbell. Our board of directors has nominated Mr. Schneider and Dr. Campbell for re-election at the Annual Meeting to serve as Class II directors until the 2019 annual meeting of stockholders or until their successors are duly elected and qualified.

The following table sets forth the names, ages as of March 1, 2016, and certain other information for each of the directors whose terms expire at the Annual Meeting and for each of the directors whose terms do not expire at the Annual Meeting. The committee memberships described below reflect the new committee structure and composition approved by the board of directors effective as of January 1, 2016, see “Board of Directors and Corporate Governance — Board Meetings and Committees.”

Name	Class	Age	Position	Director Since	Current Term Expires	Expiration of Term For Which Nominated
Nominees for Director
Phillip M. Schneider(1)(2)	II	59	Director	2014	2016	2019
Robin D. Campbell(1)(2)	II	61	Director	2014	2016	2019
Continuing Directors
Bertrand C. Liang	III	53	President, Chief Executive Officer, Secretary, and Director	2009	2017	—
William R. Rohn(1)(3)	III	72	Chairman	2014	2017	—
Dennis M. Fenton(2)(3)	I	64	Director	2015	2018	—
John M. Taylor(3)	I	51	Director	2015	2018	—

(1)	Member of our audit committee
(2)	Member of our compensation committee
(3)	Member of our corporate governance and nominating committee

Nominees for Director

Phillip M. Schneider joined our board of directors in 2014. Most recently, Mr. Schneider held various positions with IDEC Pharmaceuticals Corporation, a biopharmaceutical company, from 1987 to 2003, including: Senior Vice President and Chief Financial Officer from 1997 to 2003; and Director of Finance and Administration from 1992 to 1997. Prior to that, Mr. Schneider held various management positions at Syntex Pharmaceuticals Corporation, a pharmaceutical company, from 1985 to 1987 and KPMG LLP, an audit and tax advisory firm, from 1982 to 1984, where he attained his CPA license. He currently serves as a member of the board of directors of Arena Pharmaceuticals Corporation, a pharmaceutical company, which he joined in 2008. Mr. Schneider previously served as a member of the board of directors at Auspex Pharmaceuticals from 2014 until its acquisition by Teva Pharmaceuticals in 2015 and served as a member of the board of directors of Gen-Probe, Inc., a biotechnology company, from 2002 until its acquisition by Hologic Inc. in 2012. Mr. Schneider holds a B.S. in Biochemistry from the University of California, Davis and an M.B.A. from the University of Southern California. The board of directors believes Mr. Schneider is qualified to serve as a director because of his extensive experience in finance and accounting and his unique knowledge of the biotechnology industry.

Robin D. Campbell joined our board of directors in 2014. Dr. Campbell has served as a Technology Management Program Lecturer at the University of California, Santa Barbara since 2009. From 2008 to 2012, Dr. Campbell served as Managing Director of Campbell Management Solutions, LLC, a strategy and management consulting company. Prior to that, Dr. Campbell served as President and Chief Executive Officer of Naryx Pharma, Inc., a pharmaceutical company, from 2004 to 2008. From 1989 to 2002, Dr. Campbell held various management positions with Amgen, Inc., a biopharmaceutical company, including Vice President of the U.S. Oncology Business Unit and General Manager and Vice President of Asia Pacific and Latin American Operations. Dr. Campbell served as President of Kirin-Amgen, Inc., a biotechnology joint venture between Kirin Brewery Company, Limited and Amgen, Inc., from 1997 to 2000. Dr. Campbell served on the board of directors of SEQUUS Pharmaceuticals, a public oncology therapeutics company, from 1998 to 1999. Dr. Campbell is currently the Chairman of the Board of Aptitude Medical Systems, a private research platform technology company, and a member of the Board of Directors of Acelot, Inc., a private bioinformatics drug discovery platform company. Dr. Campbell holds a Bachelor’s degree in Zoology from the University of North Carolina, Chapel Hill and a Ph.D. in Microbiology and Immunology from Wake Forest University. The board of directors believes Dr. Campbell is qualified to serve as a director because of his extensive industry background and management experience.

Continuing Directors

Bertrand C. Liang has served as our Chief Executive Officer and as a member of our board of directors since December 2009. Prior to joining us, Dr. Liang served as Vice Chairman of Paramount Biosciences, LLC, a venture capital firm investing in early-stage healthcare companies, from 2006 to 2008. Dr. Liang founded and held the position of President and Chief Executive Officer of Tracon Pharmaceuticals, Inc., a biopharmaceutical company, from 2005 to 2006 and formerly served as a member of the board of directors. From 2003 to 2005, Dr. Liang served as Vice President, New Ventures and Development of Biogen Idec, the successor company to IDEC Pharmaceuticals, a biotechnology company, and prior to the merger, as Vice President and Head, Hematology and Oncology at IDEC Pharmaceuticals, a biotechnology company, from July 2002 to December 2003. From 1999 to 2002, Dr. Liang held the position of Development Leader at Amgen, Inc., a biopharmaceutical company. He founded and previously served on the board of directors of Coronado Biosciences, Inc., a biopharmaceutical company. Dr. Liang holds a Bachelor’s degree in Chemistry, Biology and Philosophy from Boston University, an M.D. from Northwestern University Medical School, a Ph.D. from University of Bolton and an M.B.A. from Regis University. The board of directors believes Dr. Liang is qualified to serve as a director because of his extensive industry background and management experience.

William R. Rohn joined our board of directors in 2014, and he is our board’s Chairman. Most recently, Mr. Rohn served as Chief Operating Officer of Biogen Idec, the successor company to IDEC Pharmaceuticals, a biotechnology company, from 2003 until 2005. Mr. Rohn also held various management positions with IDEC Pharmaceuticals, a biotechnology company, including: President and Chief Operating Officer from 1998 to 2003, Senior Vice President, Commercial Operations from 1996 to 1998 and Senior Vice President, Commercial and Corporate Development from 1993 to 1996. He also held various management positions with Adria Laboratories, a pharmaceutical company acquired by Pfizer Inc., including Senior Vice President of Commercial Operations from 1991 to 1993 and Vice President of Business Development and Licensing from 1985 to 1990. Mr. Rohn currently serves on the board of directors of Hansen Medical, Inc., a medical device company. Mr. Rohn previously served on the boards of Intellikine, Inc., a pharmaceutical company acquired by Takeda America Holdings, Inc., Cerus Corporation, a biomedical products company, Elan Corporation, plc, a pharmaceutical company acquired by Perrigo Company plc, Metabasis Therapeutics, Inc., a biopharmaceutical company that merged with Ligand Pharmaceuticals Inc., Pharmacyclics Inc., a pharmaceutical company, Sophiris Bio Inc., a biopharmaceutical company, and Cebix Inc., a privately held biotechnology company. Mr. Rohn holds a Bachelor’s degree in Marketing from Michigan State University and has completed graduate-level coursework in Business Administration at Indiana State University. The board of directors believes Mr. Rohn is qualified to serve as a director because of his knowledge of our industry and his prior and current experience as a senior officer and director of other healthcare companies.

Dennis M. Fenton joined our board of directors in 2015. Dr. Fenton held numerous positions at Amgen, Inc., a biotechnology company, from 1982 to 2008. From 2000 until 2008, Dr. Fenton was Executive Vice President responsible for worldwide operations, manufacturing, process development and quality. From 1995 until 2000, Dr. Fenton was Senior Vice President of Operations, and from 1992 until 1995, he was Senior Vice President of Sales, Marketing and Process Development. Prior to his time at Amgen, Inc., Dr. Fenton served as Senior Research Scientist at Pfizer, Inc. a pharmaceutical company, and previously was a research associate and graduate student at Rutgers University. Dr. Fenton currently serves as a member of the Board of Directors of XenoPort, Inc., a biopharmaceutical company, and Portola Pharmaceuticals, Inc., a biopharmaceutical company. During the past five years, Dr. Fenton also served on the Board of Directors of Kythera Biopharmaceuticals, Inc., Genzyme Corporation, Dendreon Corporation, and Hospira Inc. Dr. Fenton holds a B.S. in Biology from Manhattan College and a Ph.D. in Microbiology from Rutgers University. The board of directors believes Dr. Fenton is qualified to serve as a director because of his extensive knowledge of our industry and his prior and current experience as a senior officer and director of other healthcare companies.

John M. Taylor joined our board of directors in 2015. Mr. Taylor has served since September of 2014 as the Principal of Compliance and Regulatory Affairs of Greenleaf Health, LLC, a consulting firm that provides strategic guidance to FDA-regulated companies. Prior to joining Greenleaf, Mr. Taylor served as Counselor to the Commissioner, Acting Deputy Principal Commissioner, and Acting Deputy Commissioner for Global Regulatory Operations and Policy at the U.S. Food and Drug Administration (FDA) from October of 2009 to February of 2014. Prior to that, Mr. Taylor served as the Executive Vice President for Health at the Biotechnology Industry Organization (BIO), a biotechnology organization providing advocacy, business development and communications services, from 2007 to 2009. Prior to joining BIO, Mr. Taylor served as Divisional Vice President for Federal Government Affairs at Abbott Laboratories, a diversified healthcare company, from 2005 to 2007. Prior to joining Abbott, Mr. Taylor served at the FDA in a variety of positions, as Associate Commissioner for Regulatory Affairs from 2002 to 2005, Director of the Office of Enforcement from 2000 to 2002, Acting Director of the Office of Compliance in the Center for Drug Evaluation and Research in 2000, Special Assistant to the Associate Commissioner for Regulatory Affairs in 1999, Senior Advisor for Regulatory Policy within the Office of the Commissioner from 1996 to 1999, and as an Attorney in the Office of the Chief Counsel from 1991 to 1996. Mr. Taylor holds a Bachelor’s degree in History from Pennsylvania State University and a J.D. from the College of William and Mary. The board of directors believes Mr. Taylor is qualified to serve as a director because of his extensive regulatory experience and his unique knowledge of the healthcare industry.

Director Independence

Our common stock is listed on the NYSE MKT. Under the rules of the NYSE MKT, independent directors must comprise a majority of a listed company’s board of directors within a specified period of the completion of our initial public offering. In addition, the rules of the NYSE MKT require that, subject to specified exceptions, each member of a listed company’s audit, compensation, and corporate governance and nominating committees be independent. Under the rules of the NYSE MKT, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

Our board of directors has undertaken a review of the independence of each director to determine whether each director has a material relationship with us that could compromise his ability to exercise independent judgment in carrying out his responsibilities, and determined that each of Messrs. Taylor, Rohn, and Schneider and Drs. Campbell and Fenton, representing five of our six directors, are “independent directors” as defined under the applicable rules and regulations of the SEC and the listing requirements and the rules of the NYSE MKT. Our Board also determined that Mr. Schneider (Chairperson), Mr. Rohn and Dr. Campbell, who comprise our audit committee, and Dr. Campbell (Chairperson), Mr. Schneider and Dr. Fenton, who comprise our compensation committee, and Mr. Taylor (Chairperson), Dr. Fenton and Mr. Rohn who comprise our corporate governance and nominating committee satisfy the independence standards for those committees established by applicable Securities and Exchange Commission, or SEC, rules and the listing standards of the NYSE MKT.

In making this determination, our Board considered the relationships that each non-employee director has with us and all other facts and circumstances our Board deemed relevant in determining independence, including the beneficial ownership of our capital stock by each non-employee director.

Board Leadership Structure

Mr. Rohn currently serves as the chairman of our board of directors. Our board of directors believes the current board leadership structure provides effective independent oversight of management while allowing our board of directors and management to benefit from Mr. Rohn’s leadership and years of experience as an executive in the pharmaceutical industry. Mr. Rohn is best positioned to identify strategic priorities, lead critical discussion and execute our strategy and business plans. Mr. Rohn possesses detailed in-depth knowledge of the issues, opportunities, and challenges facing us. Independent directors and management sometimes have different perspectives and roles in strategy development. Our independent directors bring experience, oversight and expertise from outside of our company, while our Chief Executive Officer brings company-specific experience and expertise. Our board of directors believes that Mr. Rohn’s role enables strong leadership, creates clear accountability, facilitates information flow between management and our board of directors, and enhances our ability to communicate our message and strategy clearly and consistently to stockholders.

Board Meetings and Committees

During 2015, our board of directors held eight meetings (including regularly scheduled and special meetings), and each director attended at least 75% of the aggregate of (i) the total number of meetings of our board of directors held during the period for which he served as a director and (ii) the total number of meetings held by all committees of our board of directors on which he served during the periods that he served.

It is the policy of our board of directors to regularly have separate meeting times for independent directors without management. Although we do not have a formal policy regarding attendance by members of our board of directors at annual meetings of stockholders, we encourage, but do not require, our directors to attend. Four directors attended our 2015 annual meeting of stockholders.

Our Board currently has an audit committee, a compensation committee and a corporate governance and nominating committee. Prior to January 1, 2016, the Board had an audit committee and a compensation, nominating and governance committee. Effective January 1, 2016, the Board approved the dissolution of its compensation, nominating and governance committee and established the compensation committee and the corporate governance and nominating committee. In addition to these structural changes, at the same meeting the Board also approved the rotation of certain directors’ committee memberships effective January 1, 2016.

We believe that the composition of these committees meets the criteria for independence under, and the functioning of these committees comply with the requirements of, the Sarbanes-Oxley Act of 2002, the rules of the NYSE MKT, and SEC rules and regulations. We intend to comply with the requirements of the NYSE MKT with respect to committee composition of independent directors. Each committee has the composition and responsibilities described below.

Audit Committee

Messrs. Schneider and Rohn and Dr. Campbell, each of whom is a non-employee member of our board of directors, currently comprise our audit committee. Mr. Schneider serves as the chair of our audit committee. Our board of directors has determined that each of the members of our audit committee satisfies the requirements for independence and financial literacy under the rules and regulations of the NYSE MKT and the SEC. Our board of directors has also determined that Mr. Schneider qualifies as an “audit committee financial expert,” as defined in the SEC rules, and satisfies the financial sophistication requirements of the NYSE MKT. The audit committee is responsible for, among other things, providing assistance to the board of directors in fulfilling its oversight responsibilities regarding the integrity of our financial statements, our compliance with applicable legal and regulatory requirements, the integrity of our financial reporting processes, including its systems of internal accounting and financial controls, the performance of our internal audit function and independent auditor and our financial policy matters by approving the services performed by our independent accountants and reviewing their reports regarding our accounting practices and systems of internal accounting controls. The audit committee also oversees the audit efforts of our independent accountants and takes those actions as it deems necessary to satisfy itself that the accountants are independent of management.

Our audit committee operates under a written charter that satisfies the applicable rules and regulations of the SEC and the listing requirements of NYSE MKT. A copy of the charter of our audit committee is available on our website at www.pfenex.com in the Corporate Governance section of our Investor Relations webpage. During 2015, our audit committee held four meetings.

Compensation Committee

The compensation committee was established effective January 1, 2016. Previously the compensation functions were performed by the prior compensation, nominating and governance committee. Mr. Schneider and Drs. Campbell and Fenton, each of whom is a non-employee member of our board of directors, comprise our compensation committee. Dr. Campbell serves as the chair of our compensation committee. Our board of directors has determined that each member of our compensation committee meets the requirements for independence under the rules of the NYSE MKT and the SEC. Each member of the compensation committee is also a non-employee director, as defined pursuant to Rule 16b-3 promulgated under the Exchange Act, and an outside director, as defined pursuant to Section 162(m) of the Internal Revenue Code. The compensation committee is responsible for, among other things, overseeing our overall compensation structure, policies and programs, and assessing whether our compensation structure establishes appropriate incentives for officers and employees. The compensation committee also reviews and approves corporate goals and objectives relevant to compensation of our chief executive officer and other executive officers, evaluates the performance of these officers in light of those goals and objectives, sets the compensation of these officers based on such evaluations and reviews and approves or recommends to the board of directors any employment-related agreements, any proposed severance arrangements or change in control or similar agreements with these officers. Additionally, the compensation committee administers the issuance of stock options and other awards under our stock plans. The compensation committee may delegate limited authority to executive officers or other directors of the Company to grant equity awards to non-executive officers. The compensation committee will review and evaluate, at least annually, the performance of the compensation committee and its members and the adequacy of the charter of the compensation committee. The compensation committee will also prepare a report on executive compensation, when and as required by the SEC rules, to be included in our annual report and annual proxy statement.

Our compensation committee operates under a written charter that satisfies the listing standards of NYSE MKT. A copy of the charter of our compensation committee is available on our website at www.pfenex.com in the Corporate Governance section of our Investor Relations webpage. The compensation committee was established as a separate committee effective January 1, 2016 and did not meet during 2015.

Corporate Governance and Nominating Committee

The corporate governance and nominating committee was established effective January 1, 2016. Previously the corporate governance and nominating functions were performed by the prior compensation, nominating and governance committee. Messrs. Taylor and Rohn and Dr. Fenton, each of whom is a non-employee member of our board of directors, comprise our corporate governance and nominating committee. Mr. Taylor serves as the chair of our corporate governance and nominating committee. Our board of directors has determined that each member of our corporate governance and nominating committee meets the requirements for independence under the rules of the NYSE MKT and the SEC. The corporate governance and nominating committee is responsible for developing and recommending to the board of directors criteria for identifying and evaluating candidates for directorships and making recommendations to the board of directors regarding candidates for election or reelection to the board of directors at each annual stockholders’ meeting. In addition, the corporate governance and nominating committee is responsible for overseeing our corporate governance guidelines and reporting and making recommendations to the board of directors concerning corporate governance matters. The corporate governance and nominating committee is also responsible for making recommendations to the board of directors concerning the structure, composition and function of the board of directors and its committees. The corporate governance and nominating committee may, in its sole discretion, retain and terminate any search firm (and approve such search firm’s fees and other retention terms) to assist in the identification of director candidates.

Our corporate governance and nominating committee operates under a written charter that satisfies the listing standards of NYSE MKT. A copy of the charter of our corporate governance and nominating committee is available on our website at www.pfenex.com in the Corporate Governance section of our Investor Relations webpage. The corporate governance and nominating committee was established as a separate committee effective January 1, 2016 and did not meet during 2015.

Compensation, Nominating and Governance Committee

Immediately prior to the dissolution of the compensation, nominating and governance committee effective January 1, 2016, Messrs. Schneider and Taylor and Drs. Campbell and Fenton, each of whom is a non-employee member of our board of directors, comprised our compensation, nominating and governance committee. Dr. Campbell served as the chair of our compensation, nominating and governance committee. Our board of directors has determined that each member of our compensation, nominating and governance committee met the requirements for independence under the rules of the NYSE MKT and the SEC. Each member of the compensation, nominating and governance was also a non-employee director, as defined pursuant to Rule 16b-3 promulgated under the Exchange Act, and an outside director, as defined pursuant to Section 162(m) of the Internal Revenue Code. The compensation, nominating and governance committee was responsible for, among other things, overseeing our overall compensation structure, policies and programs, and assessing whether our compensation structure establishes appropriate incentives for officers and employees. The compensation, nominating and governance committee also reviewed and approved corporate goals and objectives relevant to compensation of our chief executive officer and other executive officers, evaluated the performance of these officers in light of those goals and objectives, set the compensation of these officers based on such evaluations and reviewed and approved or recommended to the board of directors any employment-related agreements, any proposed severance arrangements or change in control or similar agreements with these officers. Additionally, the compensation, nominating and governance committee administered the issuance of stock options and other awards under our stock plans. The compensation, nominating and governance committee could delegate limited authority to executive officers or other directors of the Company to grant equity awards to non-executive officers. The compensation, nominating and governance committee reviewed and evaluated, at least annually, the performance of the compensation, nominating and governance committee and its members and the adequacy of the charter of the compensation, nominating and governance committee. The compensation, nominating and governance committee was also tasked to prepare a report on executive compensation, when and as required by the SEC rules. The compensation, nominating and governance committee was also responsible for, among other things, developing and recommending to the board of directors criteria for identifying and evaluating candidates for directorships and making recommendations to the board of directors regarding candidates for election or reelection to the board of directors at each annual stockholders’ meeting. In addition, the compensation, nominating and governance committee was responsible for overseeing our corporate governance guidelines and reporting and making recommendations to the board of directors concerning corporate governance matters. The compensation, nominating and governance committee was also responsible for making recommendations to the board of directors concerning the structure, composition and function of the board of directors and its committees. The compensation, nominating and governance committee could, in its sole discretion, retain and terminate any search firm (and approve such search firm’s fees and other retention terms) to assist in the identification of director candidates.

Our compensation, nominating and governance committee operated under a written charter that satisfied the listing standards of NYSE MKT. During 2015, our compensation, nominating and governance committee held seven meetings.

Compensation Committee Interlocks and Insider Participation

None of the members of our compensation committee (which includes Robin D. Campbell, Dennis M. Fenton and Phillip M. Schneider) and none of the former members of our prior compensation, nominating and governance committee (which included Robin D. Campbell, James C. Gale, Phillip M. Schneider, William R. Rohn, John M. Taylor and Dennis M. Fenton) is or has at any time during the past year been an officer or employee of ours. None of our executive officers currently serves or in the past year has served as a member of the board of directors, compensation committee or the compensation, nominating and governance committee of any entity that has one or more executive officers serving on our board, compensation committee or prior compensation, nominating and governance committee.

Identifying and Evaluating Nominees for Director

The corporate governance and nominating committee was established effective January 1, 2016. Prior to January 1, 2016, the corporate governance and nominating functions were performed by the compensation, nominating and governance committee. The corporate governance and nominating committee will use the following procedures to identify and evaluate any individual recommended or offered for nomination to the Board:

•	The corporate governance and nominating committee will consider candidates recommended by stockholders in the same manner as candidates recommended to the corporate governance and nominating committee from other sources.

•	In its evaluation of director candidates, including the members of the Board eligible for re-election, the corporate governance and nominating committee will consider the following:

•	The current size and composition of the Board and the needs of the Board and the respective committees of the Board.

•	Such factors as character, integrity, judgment, diversity of experience, independence, area of expertise, corporate experience, length of service, potential conflicts of interest, other commitments and the like. The corporate governance and nominating committee evaluates these factors, among others, and does not assign any particular weighting or priority to any of these factors.

•	Other factors that the corporate governance and nominating committee may consider appropriate.

The corporate governance and nominating committee also focuses on issues of diversity, such as diversity of gender, race and national origin, education, professional experience and differences in viewpoints and skills. The committee does not have a formal policy with respect to diversity; however, our Board and the corporate governance and nominating committee believe that it is essential that members of our Board represent diverse viewpoints.

•	The corporate governance and nominating committee requires the following minimum qualifications to be satisfied by any nominee for a position on the Board:

•	The highest personal and professional ethics and integrity.

•	Proven achievement and competence in the nominee’s field and the ability to exercise sound business judgment.

•	Skills that are complementary to those of the existing Board.

•	The ability to assist and support management and make significant contributions to the Company’s success.

•	An understanding of the fiduciary responsibilities that is required of a member of the Board and the commitment of time and energy necessary to diligently carry out those responsibilities.

•	If the corporate governance and nominating committee determines that an additional or replacement director is required, the corporate governance and nominating committee may take such measures that it considers appropriate in connection with its evaluation of a director candidate, including candidate interviews, inquiry of the person or persons making the recommendation or nomination, engagement of an outside search firm to gather additional information, or reliance on the knowledge of the members of the corporate governance and nominating committee, the Board or management.

The corporate governance and nominating committee may propose to the Board a candidate recommended or offered for nomination by a stockholder as a nominee for election to the Board.

Stockholder Recommendations for Nominations to the Board

It is the policy of the corporate governance and nominating committee of the Board of Pfenex Inc. to consider recommendations for candidates to the Board from stockholders holding no less than one percent (1%) of the outstanding shares of the Company’s common stock continuously for at least twelve (12) months prior to the date of the submission of the recommendation or nomination.

A stockholder that wants to recommend a candidate for election to the Board should direct the recommendation in writing by letter to the Company, attention of the Secretary, at 10790 Roselle Street, San Diego, California 92121. The recommendation must include the candidate’s name, home and business contact information, detailed biographical data, relevant qualifications, a signed letter from the candidate confirming willingness to serve, information regarding any relationships between the candidate and the Company and evidence of the recommending stockholder’s ownership of Company stock. Such recommendations must also include a statement from the recommending stockholder in support of the candidate, particularly within the context of the criteria for Board membership, including issues of character, integrity, judgment, diversity of experience, independence, area of expertise, corporate experience, length of service, potential conflicts of interest, other commitments and the like and personal references.

A stockholder that instead desires to nominate a person directly for election to the Board at an annual meeting of the stockholders must meet the deadlines and other requirements set forth in Section 2.4 of the Company’s Bylaws and the rules and regulations of the Securities and Exchange Commission. Section 2.4 of the Company’s Bylaws requires that a stockholder who seeks to nominate a candidate for director must provide a written notice to the Secretary of the Company not later than the 45th day nor earlier than the 75th day before the one-year anniversary of the date on which the corporation first mailed its proxy materials or a notice of availability of proxy materials (whichever is earlier) for the preceding year’s annual meeting; provided, however, that in the event that no annual meeting was held in the previous year or if the date of the annual meeting is advanced by more than 30 days prior to or delayed by more than 60 days after the one-year anniversary of the date of the previous year’s annual meeting, then notice by the stockholder to be timely must be so received by the Secretary of the Company not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of (i) the 90th day prior to such annual meeting and (ii) the 10th day following the day on which Public Announcement (as defined below) of the date of such annual meeting is first made. That notice must state the information required by Section 2.4 of the Company’s Bylaws, and otherwise must comply with applicable federal and state law. The Secretary of the Company will provide a copy of the Bylaws upon request in writing from a stockholder. “Public Announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or a comparable national news service or in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Securities Exchange Act of 1934, as amended, or any successor thereto.

Communications with the Board of Directors

The Board believes that management speaks for the Company. Individual Board members may, from time to time, communicate with various constituencies that are involved with the Company, but it is expected that Board members would do this with knowledge of management and, in most instances, only at the request of management.

In cases where stockholders and other interested parties wish to communicate directly with our non-management directors, messages can be sent to our Secretary, at Pfenex Inc., Attention: Secretary, 10790 Roselle Street, San Diego, California 92121. Our Secretary monitors these communications and will provide a summary of all received messages to the Board at each regularly scheduled meeting of the Board. Our Board generally meets on a quarterly basis. Where the nature of a communication warrants, our Secretary may determine, in his or her judgment, to obtain the more immediate attention of the appropriate committee of the Board or non-management director, of independent advisors or of Company management, as our Secretary considers appropriate.

Our Secretary may decide in the exercise of his or her judgment whether a response to any stockholder or interested party communication is necessary.

This procedure for stockholder and other interested party communications with the non-management directors is administered by the Company’s corporate governance and nominating committee, and, prior to January 1, 2016, was administered by the company’s prior compensation, nominating and governance committee. This procedure does not apply to (a) communications to non-management directors from officers or directors of the Company who are stockholders, (b) stockholder proposals submitted pursuant to Rule 14a-8 under the Securities and Exchange Act of 1934, as amended, or (c) communications to the audit committee pursuant to the Complaint Procedures for Accounting and Auditing Matters.

Corporate Governance Principles and Code of Ethics and Conduct

Our Board has adopted Corporate Governance Principles. These principles address items such as the qualifications and responsibilities of our directors and director candidates and corporate governance policies and standards applicable to us in general. In addition, our Board has adopted a Code of Ethics and Conduct that applies to all of our employees, officers and directors, including our Chief Executive Officer, Chief Financial Officer, and other executive and senior financial officers. The full text of our Corporate Governance Principles and our Code of Ethics and Conduct is posted on our website at www.pfenex.com in the Corporate Governance section of our Investor Relations webpage. We intend to post any amendments to our Code of Ethics and Conduct, and any waivers of our Code of Ethics and Conduct for directors and executive officers, on the same website.

Risk Management

Risk is inherent with every business, and we face a number of risks, including strategic, financial, business and operational, legal and compliance, and reputational. We have designed and implemented processes to manage risk in our operations. Management is responsible for the day-to-day management of risks the company faces, while our Board, as a whole and assisted by its committees, has responsibility for the oversight of risk management. In its risk oversight role, our Board has the responsibility to satisfy itself that the risk management processes designed and implemented by management are appropriate and functioning as designed.

Our Board believes that open communication between management and our Board is essential for effective risk management and oversight. Our Board meets with our Chief Executive Officer and other members of the senior management team at quarterly meetings of our Board, where, among other topics, they discuss strategy and risks facing the company, as well as at such other times as they deemed appropriate.

While our Board is ultimately responsible for risk oversight, our board committees assist our Board in fulfilling its oversight responsibilities in certain areas of risk. Our audit committee assists our Board in fulfilling its oversight responsibilities with respect to risk management in the areas of internal control over financial reporting and disclosure controls and procedures, legal and regulatory compliance, and discusses with management and the independent auditor guidelines and policies with respect to risk assessment and risk management. Our audit committee also reviews our major financial risk exposures and the steps management has taken to monitor and control these exposures. In addition, our audit committee monitors certain key risks on a regular basis throughout the fiscal year, such as risk associated with internal control over financial reporting and liquidity risk. Our corporate governance and nominating committee assists, and prior to January 1, 2016 our prior compensation, nominating and governance committee assisted, our Board in fulfilling its oversight responsibilities with respect to the management of risk associated with board organization, membership and structure, and corporate governance. Our compensation committee oversees, and prior to January 1, 2016 our prior compensation, nominating and governance committee oversaw, risks related to our compensation policies to ensure that our compensation programs do not encourage unnecessary risk-taking. Finally, our full Board reviews strategic and operational risk in the context of reports from the management team, receives reports on all significant committee activities at each regular meeting, and evaluates the risks inherent in significant transactions.

Director Compensation

Following our initial public offering and through January 16, 2015, all non-employee directors were entitled to receive the following cash compensation for their services:

•	$35,000 per year for service as a board member;

•	$20,000 per year additionally for service as chairman of the board;

•	$10,000 per year additionally for service as chairman of the audit committee;

•	$8,000 per year additionally for service as an audit committee member;

•	$8,000 per year additionally for service as chairman of the compensation, nominating and governance committee; and

•	$5,000 per year additionally for service as a compensation, nominating and governance committee member.

All cash payments to non-employee directors were paid quarterly in arrears on a prorated basis.

Following our initial public offering and through January 16, 2015, each non-employee director who first became an outside director was also entitled to be granted an initial award of a nonstatutory stock option to purchase 20,000 shares of our common stock and on the date of each annual meeting of stockholders, each non-employee director who had been a non-employee director for 6 months or more on the date of the annual meeting was entitled to be granted an annual award of a nonstatutory stock option to acquire 18,000 shares of our common stock. The initial award vested fully on the next annual meeting subject to continued service as a service provider. The annual award vested on the date of the next annual meeting subject to continued service as a service provider. These awards will vest and become immediately exercisable immediately prior to a change in control.

In January of 2015, the prior compensation, nominating and governance committee, after reviewing data provided by our independent compensation consulting firm, StreeterWyatt Governance LLC (“StreeterWyatt”), revised the director compensation for non-employee directors as follows. From January 16, 2015 to January 1, 2016, all non-employee directors were entitled to receive the following cash compensation for their services:

•	$40,000 per year for service as a board member;

•	$20,000 per year additionally for service as chairman of the board;

•	$15,000 per year additionally for service as chairman of the audit committee;

•	$8,000 per year additionally for service as an audit committee member;

•	$8,000 per year additionally for service as chairman of the compensation, nominating and governance committee; and

•	$5,000 per year additionally for service as a compensation, nominating and governance committee member.

All cash payments to non-employee directors were paid quarterly in arrears on a prorated basis.

From January 16, 2015 to January 1, 2016, each non-employee director who first became an outside director was also entitled to be granted an initial award of a nonstatutory stock option to purchase 25,000 shares of our common stock and on the date of each annual meeting of stockholders, each non-employee director who had been a non-employee director for 6 months or more on the date of the annual meeting was entitled to be granted an annual award of a nonstatutory stock option to acquire 18,000 shares of our common stock. The initial award vested fully on the next annual meeting subject to continued service as a service provider. The annual award vested on the date of the next annual meeting subject to continued service as a service provider. These awards will vest and become immediately exercisable immediately prior to a change in control.

In January of 2016, after reviewing data provided by StreeterWyatt regarding practices at comparable companies, the compensation committee revised the director compensation for non-employee directors as follows. From January 1, 2016 to present, all non-employee directors will be entitled to receive the following cash compensation for their services:

•	$40,000 per year for service as a board member;

•	$20,000 per year additionally for service as chairman of the board;

•	$15,000 per year additionally for service as chairman of the audit committee;

•	$8,000 per year additionally for service as an audit committee member;

•	$8,000 per year additionally for service as chairman of the compensation committee;

•	$5,000 per year additionally for service as a compensation committee member;

•	$6,000 per year additionally for service as chairman of the corporate governance and nominating committee; and

•	$3,000 per year additionally for service as a corporate governance and nominating committee member.

All cash payments to non-employee directors will be paid quarterly in arrears on a prorated basis.

From January 1, 2016 to present, each non-employee director who first joins us will be granted an initial award of a nonstatutory stock option to purchase 25,000 shares of our common stock and on the date of each annual meeting of stockholders, each non-employee director who has been a non-employee director for 6 months or more on the date of the annual meeting will be granted an annual award of a nonstatutory stock option to acquire 18,000 shares of our common stock. The initial award shall vest fully on the next annual meeting. The annual award shall fully vest on the date of the next annual meeting subject to continued service as a director. These awards will vest and become immediately exercisable immediately prior to a change in control.

The table below shows compensation earned by our non-employee directors during 2015. Directors who are also our employees receive no additional compensation for their service as a director. During the year ended December 31, 2015, one director, Dr. Liang, was an employee. Dr. Liang’s compensation is discussed in “Executive Compensation.”

2015 Director Compensation Table

Name	Fees Earned or Paid in Cash ($)(5)	Option Awards ($)(6)(7)	Total ($)
William R. Rohn	69,778	124,405	194,183
Phillip M. Schneider	60,000	124,405	184,405
Robin D. Campbell, Ph.D.	53,333	124,405	177,738
John M. Taylor(1)	31,250	—	31,250
Dennis M. Fenton, Ph.D.(2)	13,375	300,515	313,890
Kenneth Van Heel(3)	—	—	—
James C. Gale(4)	13,875	—	13,875

(1)	Mr. Taylor joined our Board in April 2015.
(2)	Dr. Fenton joined our Board in September 2015.
(3)	Mr. Van Heel was not nominated for reelection to the board at our 2015 annual meeting of the stockholders and ceased to be a member of the board of directors in April 2015. Mr. Van Heel elected to forego Director’s Compensation in 2015.
(4)	Mr. Gale was not nominated for reelection to the board at our 2015 annual meeting of the stockholders and ceased to be a member of the board of directors in April 2015.
(5)	Amounts in this column reflect compensation earned in 2015.
(6)	The amounts shown represent the full grant date fair value of option awards granted in 2015 as determined pursuant to ASC 718. The assumptions used to calculate the value of such awards are included in Note 11 to our audited financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2015.
(7)	As of December 31, 2015, our non-employee directors held outstanding options to purchase the number of shares of common stock as follows: Mr. Rohn (38,000 options); Mr. Schneider (38,000 options); Dr. Campbell (38,000 options); Mr. Taylor (no options); Dr. Fenton (25,000 options); Mr. Gale (no options); and Mr. Van Heel (no options).

See “Executive Compensation” for information about the compensation of directors who are also our employees.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Our Board is currently composed of six members. Five of our directors are “independent” under the NYSE MKT listing standards. In accordance with our certificate of incorporation, our board of directors is divided into three classes with staggered three-year terms. At the Annual Meeting, two Class II directors will be elected for a three-year term to succeed the same class whose term is then expiring.

Each director’s term continues until the election and qualification of such director’s successor, or such director’s earlier death, resignation, or removal. Any increase or decrease in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of our directors. This classification of our board of directors may have the effect of delaying or preventing changes in control of our company.

Nominees for Director

Our corporate governance and nominating committee has recommended, and our board of directors has approved, Phillip M. Schneider and Robin D. Campbell as nominees for election as Class II directors at the Annual Meeting.

If elected, each of Mr. Schneider and Dr. Campbell will serve as Class II directors until the 2019 annual meeting of stockholders or until their successors are duly elected and qualified. For information concerning the nominees, please see the section titled “Board of Directors and Corporate Governance.”

If you are a stockholder of record and you sign your proxy card or vote over the Internet or by telephone but do not give instructions with respect to the voting of directors, your shares will be voted FOR the election of Mr. Schneider and Dr. Campbell. We expect that Mr. Schneider and Dr. Campbell will accept such nomination; however, in the event that a director nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by our board of directors to fill such vacancy. If you are a beneficial owner of shares of our common stock and you do not give voting instructions to your broker, bank or other nominee, then your broker, bank or other nominee will leave your shares unvoted on this matter.

Vote Required

The election of Class II directors requires a plurality vote of the shares of our common stock present in person or by proxy at the Annual Meeting and entitled to vote thereon to be approved. Broker non-votes will have no effect on this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE DIRECTORS NOMINATED BY OUR BOARD OF DIRECTORS AND NAMED IN THIS PROXY STATEMENT AS CLASS II DIRECTORS TO SERVE FOR A THREE-YEAR TERM.

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our audit committee has appointed Haskell & White LLP, as our independent registered public accounting firm to audit our consolidated financial statements for our fiscal year ending December 31, 2016. Haskell & White LLP also served as our independent registered public accounting firm for our fiscal year ended December 31, 2015.

At the Annual Meeting, stockholders are being asked to ratify the appointment of Haskell & White LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2016. Stockholder ratification of the appointment of Haskell & White LLP is not required by our bylaws or other applicable legal requirements. However, our board of directors is submitting the appointment of Haskell & White LLP to our stockholders for ratification as a matter of good corporate governance. In the event that this appointment is not ratified by the affirmative vote of a majority of the shares present in person or by proxy at the Annual Meeting and entitled to vote, such appointment will be reconsidered by our audit committee. Even if the appointment is ratified, our audit committee, in its sole discretion, may appoint another independent registered public accounting firm at any time during our fiscal year ending December 31, 2016 if our audit committee believes that such a change would be in the best interests of Pfenex and its stockholders. If the appointment is not ratified by our stockholders, the audit committee may reconsider whether it should appoint another independent registered public accounting firm. A representative of Haskell & White LLP is expected to be present at the Annual Meeting, will have an opportunity to make a statement if he or she wishes to do so, and is expected to be available to respond to appropriate questions from stockholders.

Fees Paid to the Independent Registered Public Accounting Firm

The following table presents fees for professional audit services and other services rendered to us by Haskell & White LLP for our fiscal years ended December 31, 2015 and 2014.

	2015	2014
Audit Fees(1)	$406,135	$505,745
Audit-Related Fees(2)	—	—
Tax Fees(3)	—	—
All Other Fees(4)	—	—

	$406,135	$505,745

(1)	“Audit Fees” consist of fees billed for professional services rendered in connection with the audit of our annual financial statements, review of our quarterly financial statements, and services that are normally provided by Haskell & White LLP in connection with statutory and regulatory filings or engagements for those fiscal years. Fees for our fiscal years ended December 31, 2015 and 2014 also included fees billed for professional services rendered in connection with securities offerings.
(2)	“Audit-Related Fees” consist of fees billed for professional services for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees.” Haskell & White LLP did not bill us for any Audit-Related Fees for each of the last two fiscal years.
(3)	“Tax Fees” consist of fees billed for professional services rendered by Haskell & White LLP for tax compliance, tax advice and tax planning. Haskell & White LLP did not bill us for any Tax Fees for each of the last two fiscal years.
(4)	“All Other Fees” consist of fees billed for services other than the services reported in Audit Fees, Audit-Related Fees, and Tax Fees. Haskell & White LLP did not bill us for any such services for each of the last two fiscal years.

Auditor Independence

In 2015, there were no other professional services provided by Haskell & White that would have required our audit committee to consider their compatibility with maintaining the independence of Haskell & White.

Audit Committee Policy on Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

Our audit committee has established a policy governing our use of the services of our independent registered public accounting firm. Under the policy, our audit committee is required to pre-approve all audit and permissible non audit services performed by our independent registered public accounting firm in order to ensure that the provision of such services does not impair such accounting firm’s independence. All fees paid to Haskell & White for our fiscal years ended December 31, 2014 and 2015 were pre-approved by our audit committee.

Vote Required

The ratification of the appointment of Haskell & White LLP requires the affirmative vote of a majority of the shares of our common stock present in person or by proxy at the Annual Meeting and entitled to vote thereon. Abstentions will have the effect of a vote AGAINST the proposal. Broker non-votes are not deemed to be votes cast, are not included in the tabulation of voting results on this proposal, and will not affect the outcome of voting on this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE

RATIFICATION OF THE APPOINTMENT OF HASKELL & WHITE LLP AS OUR

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR OUR FISCAL YEAR

ENDING DECEMBER 31, 2016.

AUDIT COMMITTEE REPORT

The information contained in the following Audit Committee Report shall not be deemed to be soliciting material or to be filed with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that Pfenex Inc., or the Company, specifically incorporates it by reference in such filing.

The audit committee serves as the representative of the Board with respect to its oversight of:

•	our accounting and financial reporting processes and the audit of our financial statements;

•	the integrity of our financial statements;

•	our compliance with legal and regulatory requirements and efficacy of and compliance with our corporate policies;

•	inquiring about significant risks, reviewing our policies for risk assessment and risk management, and assessing the steps management has taken to control these risks; and

•	the independent registered public accounting firm’s appointment, qualifications and independence.

The audit committee also reviews the performance of our independent registered public accounting firm, Haskell & White LLP, in the annual audit of our financial statements and in assignments unrelated to the audit, and reviews the independent registered public accounting firm’s fees.

The members of the audit committee are currently Phillip M. Schneider (Chairman), Robin D. Campbell, Ph.D. and William R. Rohn. Each of the members of the Audit Committee is an “independent director” as currently defined in the applicable NYSE MKT and U.S. Securities and Exchange Commission (“SEC”) rules. The Board of Directors has also determined that Mr. Schneider is an “audit committee financial expert” as described in applicable rules and regulations of the SEC.

The audit committee provides our Board such information and materials as it may deem necessary to make our Board aware of financial matters requiring the attention of our Board. The audit committee reviews our financial disclosures and meets privately, outside the presence of our management, with our independent registered public accounting firm. In fulfilling its oversight responsibilities, the audit committee reviewed and discussed the audited financial statements in our 2015 Annual Report with management, including a discussion of the quality and substance of the accounting principles, the reasonableness of significant judgments made in connection with the audited financial statements, and the clarity of disclosures in the financial statements. The audit committee reports on these meetings to our Board.

The audit committee has reviewed and discussed the Company’s audited consolidated financial statements with management and Haskell & White LLP, the Company’s independent registered public accounting firm. The audit committee has discussed with Haskell & White the matters required to be discussed by Public Company Accounting Oversight Board Auditing Standard No. 16 (Communications with Audit Committees).

The audit committee has received and reviewed the written disclosures and the letter from Haskell & White required by the applicable requirements of the Public Company Accounting Oversight Board regarding Haskell & White’s communications with the audit committee concerning independence, and has discussed with Haskell & White its independence.

Based on the review and discussions referred to above, the audit committee recommended to the board of directors that the Company’s audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015 for filing with the Securities and Exchange

Commission. The audit committee also has selected Haskell & White LLP as the independent registered public accounting firm for fiscal year 2016. The Board recommends that stockholders ratify this selection at the Annual Meeting.

Respectfully submitted by the members of the audit committee of the board of directors:

Phillip M. Schneider (Chair)

William R. Rohn

Robin D. Campbell, Ph.D.

EXECUTIVE OFFICERS

The following table identifies certain information about our executive officers as of March 1, 2016. Each executive officer serves at the discretion of our board of directors and holds office until his or her successor is duly elected and qualified or until his or her earlier resignation or removal. There are no family relationships among any of our directors or executive officers.

Name	Age	Position
Bertrand C. Liang	53	Director, President, Chief Executive Officer, and Secretary
Paul A. Wagner	45	Chief Financial Officer
Patricia Lady	57	Chief Accounting Officer
Patrick K. Lucy	48	Chief Business Officer
Hubert C. Chen	47	Chief Medical Officer
Henry W. Talbot	64	Vice President, Operations

Bertrand C. Liang has served as our Chief Executive Officer and as a member of our board of directors since December 2009. Prior to joining us, Dr. Liang served as Vice Chairman of Paramount Biosciences, LLC, a venture capital firm investing in early-stage healthcare companies, from 2006 to 2008. Dr. Liang founded and held the position of President and Chief Executive Officer of Tracon Pharmaceuticals, Inc., a biopharmaceutical company, from 2005 to 2006 and formerly served as a member of the board of directors. From 2003 to 2005, Dr. Liang served as Vice President, New Ventures and Development of Biogen Idec, the successor company to IDEC Pharmaceuticals, a biotechnology company, and prior to the merger, as Vice President and Head, Hematology and Oncology at IDEC Pharmaceuticals, a biotechnology company, from July 2002 to December 2003. From 1999 to 2002, Dr. Liang held the position of Development Leader at Amgen, Inc., a biopharmaceutical company. He founded and previously served on the board of directors of Coronado Biosciences, Inc., a biopharmaceutical company. Dr. Liang holds a Bachelor’s degree in Chemistry, Biology and Philosophy from Boston University, an M.D. from Northwestern University Medical School, a Ph.D. from University of Bolton and an M.B.A. from Regis University.

Paul A. Wagner joined us in April 2014. From 2006 to 2014, Dr. Wagner held the positions of Director and Portfolio Manager/Sr. Equity Analyst with Allianz Global Investors, a diversified active investment manager where he was responsible for biotechnology and pharmaceutical investments. Prior to that, Dr. Wagner was the Head of Development Licensing at PDL BioPharma, a diversified biopharmaceutical company from 2005 until 2006. Prior to PDL BioPharma, Dr. Wagner held the position of Vice President at Lehman Brothers, a global financial services firm, starting in 1999 until 2005. Dr. Wagner received a B.S. from the University of Wisconsin and a Ph.D. in Chemistry from the California Institute of Technology. Dr. Wagner is also a CFA charterholder.

Patricia Lady has served as our Chief Accounting Officer since 2011. Prior to serving in her current role, Ms. Lady served as our Director of Finance and Corporate Controller from 2009 to 2011. From 2007 to 2009, she served as Director of Finance and Accounting at Neurocrine Biosciences, Inc., a biopharmaceutical company. From 2006 to 2007, Ms. Lady held the position of Corporate Controller of Avanir Pharmaceuticals, Inc., a pharmaceutical company. From 2001 to 2005, Ms. Lady held the position of Vice President of Finance at 3E Company, a technology company. From 2000 to 2001, she served as Vice President of Business Development of Everypath, Inc., a technology company. From 1999 to 2000, Ms. Lady held the position of Vice President of Business Development and Marketing at iOwn, Inc., a technology company. From 1997 to 1999, she served as Vice President of Business Development at Careerbuilder, a technology company. Ms. Lady is a certified public accountant, a chartered global management accountant and a certified management accountant. Ms. Lady holds a Bachelor’s degree in Accounting from California State University, Fullerton and an M.B.A. from the University of California, Los Angeles.

Patrick K. Lucy has served as our Chief Business Officer since 2009. Prior to joining us, Mr. Lucy held the position of Director of Business Development at DowPharma, a business within The Dow Chemical Company, a chemicals manufacturer, from 2002 to 2009. From 1999 to 2002, he held the position of Director of Business Development at Collaborative BioAlliance, Inc., a biotechnology company, which was acquired by The Dow Chemical Company. From 1998 to 1999, Mr. Lucy worked as a Validation Manager and Capital Project Manager and from 1996 to 1998, as a Quality Control Biochemistry Supervisor at Lonza Biologics Inc., a chemicals and biotechnology company. From 1991 to 1996, Mr. Lucy held the position of Biochemistry Quality Control Supervisor at Repligen Corporation, a life sciences company. Mr. Lucy holds a Bachelor’s degree in Biology from Villanova University.

Hubert C. Chen has served as Pfenex’s Chief Medical Officer since 2014. From 2012 to 2014, Dr. Chen served as Vice President, Clinical Development of Aileron Therapeutics, a biopharmaceutical company developing and advancing drugs using novel peptide-stabilizing technologies. From 2009 to 2012, Dr. Chen served as Vice President, Translational Medicine of Regulus Therapeutics, a biopharmaceutical company focused on the discovery and development of microRNA therapeutics. From 2006 to 2009, Dr. Chen served as Director, Clinical Research and Senior Director, Clinical Research and Corporate Development of Amylin Pharmaceuticals, a biopharmaceutical company engaged in the discovery, development and commercialization of drug candidates for the treatment of diabetes, obesity and other diseases. From 2004 to 2006, Dr. Chen served as Associate Director, Medical Sciences of Amgen, Inc., a biopharmaceutical company discovering, developing, and manufacturing of innovative human therapeutics. Additionally, from 2002 to 2012, Dr. Chen served as Assistant Clinical Professor of Medicine and Clinical Instructor of Medicine at the University of California, San Francisco. From 2001 to 2004, Dr. Chen served as a Staff Research Investigator, Staff Scientist, and Research Scientist at the Gladstone Institute of Cardiovascular Disease. Dr. Chen received his medical residency training at Massachusetts General Hospital, his M.D. from Columbia University and his B.A.S. in political science and biological sciences from Stanford University.

Henry W. Talbot has served as our Vice President of Research and Operations since 2009. Prior to joining us, Dr. Talbot held the position of Biotechnology Site Leader at The Dow Chemical Company, a chemicals manufacturer, from 1999 to 2009. From 1994 to 1998, Dr. Talbot was Director of Fermentation and Manufacturing at Mycogen Corporation, an agricultural sciences company, prior to it being acquired by The Dow Chemical Company in 1998. Dr. Talbot holds a Bachelor’s degree in Biology from the University of Colorado, Boulder, a Master of Science degree in Microbiology from the University of Missouri and a Ph.D. in Microbiology from Oregon State University.

EXECUTIVE COMPENSATION

Processes and Procedures for Compensation Decisions

Our compensation committee is, and prior to January 1, 2016, our compensation, nominating and governance committee was, responsible for the executive compensation programs for our executive officers and reports to our board of directors on its discussions, decisions and other actions. Typically, our Chief Executive Officer makes recommendations to our compensation committee, often attends committee meetings and is involved in the determination of compensation for the respective executive officers who report to him, except that the Chief Executive Officer does not make recommendations as to his own compensation. Our Chief Executive Officer makes recommendations to our compensation committee regarding short- and long-term compensation for all executive officers (other than himself) based on our results, an individual executive officer’s contribution toward these results and performance toward individual goal achievement. Our compensation committee then reviews the recommendations and other data and makes decisions as to total compensation for each executive officer, as well as each individual compensation component. Our compensation committee reviews and approves, or makes recommendations for approval by the independent members of the Board regarding the compensation of each executive officer, including our Chief Executive Officer.

Our compensation committee is authorized to retain the services of one or more executive compensation advisors, as it sees fit, in connection with the establishment of our compensation programs and related policies. Beginning in 2014, our compensation, nominating and governance committee retained StreeterWyatt Governance LLC (“StreeterWyatt”), a compensation consultant, to provide it with information, recommendations and other advice relating to director and executive compensation on an ongoing basis. StreeterWyatt serves at the discretion of our compensation committee. Our compensation, nominating and governance committee engaged StreeterWyatt to assist in developing an appropriate group of peer companies to help us determine the appropriate level of overall compensation for our directors and executive officers, as well as assess each separate element of compensation, with a goal of ensuring that the compensation we offer to our directors and executive officers is competitive and fair.

Our named executive officers for 2015, which consist of our principal executive officer and the next two most highly compensated executive officers, are:

•	Bertrand C. Liang, M.D., Ph.D., M.B.A., President, Chief Executive Officer, Secretary and Director;

•	Patrick K. Lucy, Chief Business Officer; and

•	Paul A. Wagner, Ph.D., CFA, Chief Financial Officer.

Summary Compensation Table

The following table provides information regarding the compensation awarded to, or earned by, our named executive officers during 2015 and 2014.

Name and Principal Position(1)	Year	Salary ($)(2)	Bonus ($)(2)		Option Awards ($)(3)	Non-Equity Incentive Plan ($)(2)	All Other ($)		Total ($)
Dr. Bertrand C. Liang	2015	490,808	—		355,205	245,000	—		1,091,013
President, Chief Executive Officer, and Secretary	2014	418,804	—		161,441	225,000	107,580	(4)	912,825
Mr. Patrick K. Lucy	2015	325,577	—		355,971	98,000	34,141	(7)	813,689
Chief Business Officer	2014	232,385	—		160,287	90,000	92,185	(4)	574,857
Dr. Paul A. Wagner(5)	2015	300,481	—		320,276	75,000	—		695,757
Chief Financial Officer	2014	204,135	75,000	(6)	975,612	51,563	—		1,306,310

(1)	The titles and capacities set forth in the table above are as of the Record Date.

(2)	Salary, bonus and incentive plan figures represent amounts earned during each respective fiscal year, regardless of whether part or all of such amounts were paid in subsequent fiscal year(s).
(3)	The amounts shown are full grant date fair value in accordance with Accounting Standards Codification 718-10, Compensation — Stock Compensation (“ASC 718”). The assumptions used to calculate the grant date fair value of option awards are set forth under Note 11 of the Notes to the Consolidated Financial Statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015 filed with the SEC in March of 2016.
(4)	In 2010, the company issued promissory notes to Dr. Liang and Mr. Lucy related to the payment of personal taxes associated with the restricted shares of common stock issued to them. In June 2014, the Board approved the forgiveness of the principal amount and all accrued interest under the notes in the amounts of $66,447 and $9,696 for Dr. Liang and Mr. Lucy, respectively. The Board also approved related tax gross ups of $41,133 and $7,489 for Dr. Liang and Mr. Lucy, respectively, for any withholding tax obligations incurred in connection with such note forgiveness. In addition, All Other Compensation for Mr. Lucy in 2014 also included a relocation bonus of $75,000.
(5)	Dr. Wagner joined us as Chief Financial Officer in April 2014.
(6)	Amount represents a one-time discretionary bonus paid to Dr. Wagner in connection with joining the Company in 2014.
(7)	Amount represents a relocation bonus paid to Mr. Lucy of $18,500 in 2015 and a related tax gross-up of $15,641.

Non-Equity Incentive Plan Compensation and Bonus

2015 Non-Equity Incentive Plan Payments

For 2015, the target incentive amounts for our named executive officers were the following:

Named executive officer	Target award opportunity ($)	Actual award amount ($)
Dr. Bertrand C. Liang	245,000	245,000
Mr. Patrick K. Lucy	98,000	98,000
Dr. Paul A. Wagner	75,000	75,000

Our 2015 executive incentive bonus plan, or 2015 Bonus Plan, provided our named executive officers with an annual incentive compensation payment, subject to our achievement of our corporate performance goals and individual achievement. For 2015, our corporate-level goals included continued development of our product candidates and achievement of cash position goals. The Actual Award amounts were calculated by weighing corporate goal attainment and individual goal attainment for each named executive officer as follows: Dr. Liang, 100% corporate goals; Mr. Lucy, 80% corporate goals/20% individual goals; and Dr. Wagner, 80% corporate goals/20% individual goals. For 2015, we achieved corporate attainment of our goals at 100%. The following was our determination of individual goal attainment in 2015: Mr. Lucy, 100% and Dr. Wagner, 100%.

Employment Agreements for Executive Officers

Bertrand C. Liang, M.D., Ph.D., M.B.A.

We entered into an executive employment agreement with Dr. Bertrand Liang, our Chief Executive Officer, dated June 20, 2014, effective as of July 17, 2014, the date that our prospectus related to our initial public offering was declared effective. For 2016, Dr. Liang’s current base salary is $529,200 and he will be eligible to earn an annual target bonus of up to 50% of his base salary. This agreement has no specific term and constitutes at-will employment.

In addition, Dr. Liang is entitled under his executive employment agreement to the following severance and change of control benefits upon certain qualifying terminations.

If Dr. Liang’s employment is terminated by the Company other than for “cause,” death or “disability” or he resigns for “good reason” (as such terms are defined in Dr. Liang’s executive employment agreement) outside of a period that begins 3 months prior to and ends 12 months following a “change of control,” Dr. Liang will be eligible to receive the following benefits if he timely signs and does not revoke a release of claims:

•	continuing payments of Dr. Liang’s then-current base salary for 12 months, plus the sum of all performance bonuses paid to Dr. Liang for the Company’s fiscal year immediately preceding the fiscal year in which Dr. Liang’s termination of employment occurs; and

•	payment by the Company for up to 12 months of COBRA premiums to continue health insurance coverage for him and his eligible dependents, or taxable monthly payments for the equivalent period in the event payment for COBRA premiums would violate applicable law.

If Dr. Liang’s employment is terminated by the Company other than for “cause,” death or “disability” or he resigns for “good reason” during the period that begins 3 months prior to and ends 12 months following a “change of control,” Dr. Liang will be eligible to receive the following benefits if he timely signs and does not revoke a release of claims:

•	a lump sum payment equal to 200% of Dr. Liang’s then-current base salary and Dr. Liang’s target bonus in effect for the fiscal year in which the termination of employment occurs;

•	payment by the Company for up to 24 months of COBRA premiums to continue health insurance coverage for him and his eligible dependents, or taxable monthly payments for the equivalent period in the event payment for COBRA premiums would violate applicable law; and

•	accelerated vesting of 100% of Dr. Liang’s then-outstanding Company equity awards.

In the event any of the payments provided for under this agreement or otherwise payable to Dr. Liang would constitute “parachute payments” within the meaning of Section 280G of the Internal Revenue Code and could be subject to the related excise tax, Dr. Liang would be entitled to receive either full payment of benefits or such lesser amount which would result in no portion of the benefits being subject to the excise tax, whichever results in the greater amount of after-tax benefits to Dr. Liang. This employment agreement does not require the Company to provide any tax gross-up payments.

Patrick K. Lucy

We entered into an executive employment agreement with Patrick Lucy, our Chief Business Officer, dated June 20, 2014, effective as of July 17, 2014, the date that our prospectus related to our initial public offering was declared effective. For 2016, Mr. Lucy’s current base salary is $334,750 and he will be eligible to earn an annual target bonus of up to 35% of his base salary. This agreement has no specific term and constitutes at-will employment.

In addition, Mr. Lucy is entitled under his executive employment agreement to the following severance and change of control benefits upon certain qualifying terminations.

If Mr. Lucy’s employment is terminated by the Company other than for “cause,” death or “disability” or he resigns for “good reason” (as such terms are defined in Mr. Lucy’s executive employment agreement) outside of a period that begins 3 months prior to and ends 12 months following a “change of control,” Mr. Lucy will be eligible to receive the following benefits if he timely signs and does not revoke a release of claims:

•	continuing payments of 75% of Mr. Lucy’s then-current base salary for 9 months, plus all performance bonuses paid to Mr. Lucy for the Company’s fiscal year immediately preceding the fiscal year in which Mr. Lucy’s termination of employment occurs; and

•	payment by the Company for up to 9 months of COBRA premiums to continue health insurance coverage for him and his eligible dependents, or taxable monthly payments for the equivalent period in the event payment for COBRA premiums would violate applicable law.

If Mr. Lucy’s employment is terminated by the Company other than for “cause,” death or “disability” or he resigns for “good reason” during the period that begins 3 months prior to and ends 12 months following a “change of control,” Mr. Lucy will be eligible to receive the following benefits if he timely signs and does not revoke a release of claims:

•	a lump sum payment equal to 150% of Mr. Lucy’s then-current base salary and Mr. Lucy’s target bonus in effect for the fiscal year in which the termination of employment occurs;

•	payment by the Company for up to 18 months of COBRA premiums to continue health insurance coverage for him and his eligible dependents, or taxable monthly payments for the equivalent period in the event payment for COBRA premiums would violate applicable law; and

•	accelerated vesting of 100% of Mr. Lucy’s then-outstanding Company equity awards.

In the event any of the payments provided for under this agreement or otherwise payable to Mr. Lucy would constitute “parachute payments” within the meaning of Section 280G of the Internal Revenue Code and could be subject to the related excise tax, Mr. Lucy would be entitled to receive either full payment of benefits or such lesser amount which would result in no portion of the benefits being subject to the excise tax, whichever results in the greater amount of after-tax benefits to Mr. Lucy. This employment agreement does not require the Company to provide any tax gross-up payments.

Paul A. Wagner, Ph.D., CFA

We entered into an executive employment agreement with Dr. Paul Wagner, our Chief Financial Officer, dated June 20, 2014, effective as of July 17, 2014, the date that our prospectus related to our initial public offering was declared effective. For 2016, Dr. Wagner’s current base salary is $330,000 and he will be eligible to earn an annual target bonus of up to 35% of his base salary. This agreement has no specific term and constitutes at-will employment.

In addition, Dr. Wagner is entitled under his executive employment agreement to the following severance and change of control benefits upon certain qualifying terminations.

If Dr. Wagner’s employment is terminated by the Company other than for “cause,” death or “disability” or he resigns for “good reason” (as such terms are defined in Dr. Wagner’s executive employment agreement) outside of a period that begins 3 months prior to and ends 12 months following a “change of control,” Dr. Wagner will be eligible to receive the following benefits if he timely signs and does not revoke a release of claims:

•	continuing payments of 75% of Dr. Wagner’s then-current base salary for 9 months, plus all performance bonuses paid to Dr. Wagner for the Company’s fiscal year immediately preceding the fiscal year in which Dr. Wagner’s termination of employment occurs; and

•	payment by the Company for up to 9 months of COBRA premiums to continue health insurance coverage for him and his eligible dependents, or taxable monthly payments for the equivalent period in the event payment for COBRA premiums would violate applicable law.

If Dr. Wagner’s employment is terminated by the Company other than for “cause,” death or “disability” or he resigns for “good reason” during the period that begins 3 months prior to and ends 12 months following a “change of control,” Dr. Wagner will be eligible to receive the following benefits if he timely signs and does not revoke a release of claims:

•	a lump sum payment equal to 150% of Dr. Wagner’s then-current base salary and Dr. Wagner’s target bonus in effect for the fiscal year in which the termination of employment occurs;

•	payment by the Company for up to 18 months of COBRA premiums to continue health insurance coverage for him and his eligible dependents, or taxable monthly payments for the equivalent period in the event payment for COBRA premiums would violate applicable law; and

•	accelerated vesting of 100% of Dr. Wagner’s then-outstanding Company equity awards.

In the event any of the payments provided for under this agreement or otherwise payable to Dr. Wagner would constitute “parachute payments” within the meaning of Section 280G of the Internal Revenue Code and could be subject to the related excise tax, Dr. Wagner would be entitled to receive either full payment of benefits or such lesser amount which would result in no portion of the benefits being subject to the excise tax, whichever results in the greater amount of after-tax benefits to Dr. Wagner. This employment agreement does not require the Company to provide any tax gross-up payments.

Merger or Change of Control

Our 2014 Equity Incentive Plan, or 2014 Plan, provides that in the event of a merger or change in control, as defined under the 2014 Plan, each outstanding award will be treated as the administrator determines, except that if a successor corporation or its parent or subsidiary does not assume or substitute an equivalent award for any outstanding award, then such award will fully vest, all restrictions on such award will lapse, all performance goals or other vesting criteria applicable to such award will be deemed achieved at 100% of target levels and such award will become fully exercisable, if applicable, for a specified period prior to the transaction. The award will then terminate upon the expiration of the specified period of time.

In addition, in the event of a change in control, options, stock appreciation rights, restricted stock, and restricted stock units held by our outside directors, if any, will vest fully and become immediately exercisable, all restrictions on his or her restricted stock will lapse, and all performance goals or other vesting for his or her performance shares and units will be deemed achieved at one hundred percent (100%) of target levels, and all other terms and conditions met.

401(k) Plan

We maintain a tax-qualified retirement plan that provides eligible employees with an opportunity to save for retirement on a tax advantaged basis. All participants’ interests in their deferrals are 100% vested when contributed. Pre-tax contributions are allocated to each participant’s individual account and are then invested in selected investment alternatives according to the participants’ directions. The 401(k) plan is intended to qualify under Sections 401(a) and 501(a) of the Internal Revenue Code. As a tax-qualified retirement plan, contributions to the 401(k) plan and earnings on those contributions are not taxable to the employees until distributed from the 401(k) plan, and all contributions are deductible by us when made.

Outstanding Equity Awards at Fiscal Year-End

The following table presents certain information concerning equity awards held by our named executive officers, as of December 31, 2015.

		Option Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date
Dr. Bertrand C. Liang	6/17/2014	10,074	(1)	16,789	(1)	11.59	6/17/2024
	2/02/2015	—		102,000	(2)	6.90	2/02/2025
Mr. Patrick K. Lucy	6/17/2014 2/02/2015	10,002 —	(1)	16,669 41,000	(1) (2)	11.59 6.90	6/17/2024 2/02/2025
	4/01/2015	—		25,000	(3)	16.91	4/01/2025
Dr. Paul A. Wagner	6/17/2014	12,618	(4)	17,663	(4)	11.59	6/17/2024
	6/17/2014	55,120	(5)	77,169	(5)	11.59	6/17/2024
	2/02/2015	—		30,750	(2)	6.90	2/02/2025
	4/01/2015	—		25,000	(3)	16.91	4/01/2025

(1)	1/48th of the shares subject to the Option vest monthly after June 1, 2014, such that the Option shall be fully vested on June 1, 2018.
(2)	25% of the shares subject to the Option vest on February 2, 2016, and 1/48th of the total shares subject to the Option shall vest every month thereafter such that all shares subject to the Option shall be fully vested on February 2, 2019.
(3)	25% of the shares subject to the Option vest on April 1, 2016, and 1/48th of the total shares subject to the Option shall vest every month thereafter such that all shares subject to the Option shall be fully vested on April 1, 2019.
(4)	1/48th of the shares subject to the Option vest monthly after April 7, 2014, such that the Option shall be fully vested on April 7, 2018.
(5)	25% of the shares subject to the Option vest on April 7, 2015, and 1/48th of the total shares subject to the Option shall vest every month thereafter such that all shares subject to the Option shall be fully vested on April 7, 2018.

Equity Compensation Plan Information

The following table provides information as of December 31, 2015 with respect to shares of our common stock that may be issued under our existing equity compensation plans.

Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		(b) Weighted Average Exercise Price of Outstanding Options, Warrants and Rights(1)	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity compensation plans approved by stockholders(2)	1,638,127	(3)	$8.50	1,475,276	(4)
Equity compensation plans not approved by stockholders	—		—	—

Total	1,638,127		$8.50	1,475,276

(1)	The weighted average exercise price is calculated based solely on outstanding stock options.
(2)	Includes the following plans: 2009 Equity Incentive Plan (“2009 Plan”), 2014 Equity Incentive Plan (“2014 Plan”), and our 2014 Employee Stock Purchase Plan (“ESPP”).
(3)	This number includes 590,805 shares subject to outstanding awards granted under our 2009 Plan and 1,047,322 shares subject to outstanding awards granted under our 2014 Plan.
(4)	This number includes 837,893 shares available for issuance under our 2014 Plan and 637,383 shares available for sale under our ESPP. In addition, the shares available for issuance under the 2014 Plan includes shares returned to the 2009 Plan as the result of expiration or termination of awards (provided that the maximum number of shares that may be added to the 2014 Plan pursuant to such previously granted awards under the 2009 Plan is 961,755 shares). The number of shares available for issuance under the 2014 Plan also includes an annual increase on the first day of each fiscal year beginning in 2015 and ending with and including the 2018 fiscal year, equal to the least of: (i) 1,356,219 shares; (ii) 2.5% of the outstanding shares of common stock as of the last day of the immediately preceding fiscal year; or (iii) such other amount as the board of directors may determine. Accordingly, on January 1, 2016, the number of shares available under the 2014 Plan increased by 582,910. The ESPP provides for annual increases in the number of shares available for sale under the ESPP on the first day of each fiscal year beginning in 2015, equal to the least of: (i) 355,618 shares; (ii) 1.5% of the outstanding shares of the common stock on the last day of the immediately preceding fiscal year; or (iii) such other amount as may be determined by the administrator. Accordingly, on January 1, 2016, the number of shares available under the ESPP increased by 349,746. These increases are not reflected in the table above.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of March 14, 2016 for:

•	each of our directors and our nominees for director;

•	each of our named executive officers;

•	all of our current directors and current executive officers as a group; and

•	each person or group who beneficially owned more than 5% of our common stock.

We have determined beneficial ownership in accordance with the rules of the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares that they beneficially owned, subject to community property laws where applicable.

We have based our calculation of the percentage of beneficial ownership on 23,375,992 shares of our common stock outstanding as of March 14, 2016. We have deemed shares of our common stock subject to stock options that are currently exercisable or exercisable within 60 days of March 14, 2016 to be outstanding and to be beneficially owned by the person holding the stock option for the purpose of computing the percentage ownership of that person. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.

Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Pfenex Inc., 10790 Roselle Street, San Diego, California 92121.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
5% Stockholders:
Franklin Resources, Inc.(1)	3,576,723	15.3%
PRIMECAP Management Company(2)	2,431,388	10.4%
Entities affiliated with Signet Healthcare Partners, LP(3)	2,411,317	10.3%
The Dow Chemical Company(4)	2,221,428	9.5%
BlackRock, Inc.(5)	2,143,679	9.2%
Directors and Named Executive Officers:
Bertrand C. Liang(6)	567,913	2.4%
Patrick K. Lucy(7)	138,752	*
Paul A. Wagner(8)	103,151	*
William R. Rohn(9)	38,000	*
Phillip M. Schneider(9)	38,000	*
Robin D. Campbell(9)	38,000	*
John M. Taylor(10)	25,000	*
Dennis M. Fenton(10)	25,000	*
All current directors, director nominees, and executive officers as a group (11 persons)(11)	1,209,335	5.1%

*	Represents beneficial ownership of less than one percent (1%).
(1)

Based solely on the most recently available Schedule 13G/A filed with the SEC on February 9, 2016 reporting beneficial ownership as of December 31, 2015. The shares are beneficially owned by one or more open- or closed-end investment companies or other managed accounts that are investment management clients of investment managers that are direct and indirect subsidiaries, or the Investment Management Subsidiaries, of Franklin Resources, Inc., or FRI. The Investment Management Subsidiaries may be deemed to be the beneficial owners of the shares. Charles B. Johnson and Rupert H. Johnson, Jr., or the Principal

Shareholders, each own in excess of 10% of the outstanding common stock of FRI and are the principal stockholders of FRI. FRI and the Principal Shareholders may be deemed to be the beneficial owners of securities held by persons and entities for whom or for which FRI subsidiaries provide investment management services. The address of FRI, Charles B. Johnson, Rupert H. Johnson, Jr., and Franklin Advisers, Inc. is One Franklin Parkway, San Mateo, CA 94403.
(2)	Based solely on the most recently available Schedule 13G filed with the SEC on February 12, 2016 reporting beneficial ownership as of December 31, 2015. PRIMECAP Management Company reported sole voting power over 2,329,000 shares and sole dispositive power over 2,431,388 shares. The address of PRIMECAP Management Company is 225 South Lake Avenue, # 400, Pasadena, CA 91101.
(3)	Based solely on the most recently available Schedule 13G/A filed with the SEC on May 5, 2015 reporting beneficial ownership as of April 29, 2015. Consists of (i) 1,818,339 shares held of record by Signet Healthcare Partners QP Partnership III, LP and (ii) 592,978 shares held of record by Signet Healthcare Partners Accredited Partnership III, LP. The address for these entities is c/o Signet Healthcare Partners, 152 West 57th Street, 19th Floor, New York, NY 10019.
(4)	Consists of 2,221,428 shares held of record by The Dow Chemical Company, a publicly traded company listed on the New York Stock Exchange under the ticker symbol “DOW.” The address for this entity is c/o The Dow Chemical Company, 2030 Dow Center, Midland, MI 48674.
(5)	Based solely on the most recently available Schedule 13G/A filed with the SEC on January 27, 2016 reporting beneficial ownership as of December 31, 2015. BlackRock, Inc. reported sole voting power over 2,099,460 shares and sole dispositive power over 2,143,679 shares. The address for BlackRock, Inc. is 55 East 52nd Street, New York, NY 10022.
(6)	Consists of 523,166 shares held and options to purchase 44,747 shares of common stock that are exercisable within 60 days of March 14, 2016.
(7)	Consists of 106,390 shares held and options to purchase 32,362 shares of common stock that are exercisable within 60 days of March 14, 2016.
(8)	Consists of 2,100 shares held and options to purchase 101,051 shares of common stock that are exercisable within 60 days of March 14, 2016.
(9)	Consists of options to purchase 38,000 shares of common stock that are exercisable within 60 days of March 14, 2016.
(10)	Consists of options to purchase 25,000 shares of common stock that are exercisable within 60 days of March 14, 2016.
(11)	Shares beneficially owned include 753,864 shares held and options to purchase 455,471 shares of common stock that are exercisable within 60 days of March 14, 2016.

RELATED PERSON TRANSACTIONS

In the ordinary course of our business, we have entered into a number of transactions with our officers, directors and 5% or greater stockholders. We believe we have executed all of the transactions set forth below on terms no less favorable to us than we could have obtained from unaffiliated third parties.

We have adopted a formal written policy providing that our audit committee will be responsible for reviewing “related party transactions,” which are transactions (i) in which we are or will be a participant, (ii) in which the aggregate amount involved exceeds or may be expected to exceed $120,000 and (iii) in which a related person has or will have a direct or indirect interest. For purposes of this policy, a related person will be defined as a director, nominee for director, executive officer, or greater than 5% beneficial owner of our common stock and their immediate family members. Under this policy, all related party transactions may be consummated or continued only if approved or ratified by our audit committee. In determining whether to approve a related party transaction, the audit committee will take into account, among other factors it deems appropriate, whether the related party transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the related party’s interest in the transaction.

We describe below transactions and series of similar transactions, since the beginning of our last fiscal year, to which we were or will be a party, in which:

•	the amounts involved exceeded or will exceed $120,000; and

•	any of our directors, nominees for director, executive officers or holders of more than 5% of our outstanding capital stock, or any immediate family member of, or person sharing the household with, any of these individuals or entities, had or will have a direct or indirect material interest.

Other than as described below, there has not been, nor is there any currently proposed, transactions or series of similar transactions to which we have been or will be a party.

Amended and Restated Investors’ Rights Agreement

We are party to an investors’ rights agreement which provides that certain holders of our convertible preferred stock have certain registration rights, including the right to demand that we file a registration statement or request that their shares be covered by a registration statement that we are otherwise filing. As of March 14, 2016, the holders of approximately 4,632,745 shares of our common stock are entitled to rights with respect to the registration of their shares under the Securities Act.

OTHER MATTERS

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires that our executive officers and directors, and persons who own more than 10% of our common stock, file reports of ownership and changes of ownership with the SEC. Such directors, executive officers and 10% stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

SEC regulations require us to identify in this proxy statement anyone who filed a required report late during the most recent fiscal year. Based on our review of forms we received, or written representations from reporting persons stating that they were not required to file these forms, we believe that during our fiscal year ended December 31, 2015, all Section 16(a) filing requirements were satisfied on a timely basis.

Available Information

Our financial statements for our fiscal year ended December 31, 2015 are included in our Annual Report on Form 10-K. This proxy statement and our annual report are posted on the Investor Relations section of our website at http://pfenex.investorroom.com/financials-filings and are available from the SEC at its website at www.sec.gov. You may also obtain a copy of our annual report without charge by sending a written request to Pfenex Inc., Attention: Investor Relations, 10790 Roselle Street, San Diego, California 92121.

Company Website

We maintain a website at www.pfenex.com. Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this proxy statement, and references to our website address in this proxy statement are inactive textual references only.

PROPOSALS OF STOCKHOLDERS FOR 2017 ANNUAL MEETING

Stockholders who wish to present proposals for inclusion in the proxy materials to be distributed in connection with next year’s annual meeting must submit their proposals so that they are received at Pfenex’s principal executive offices no later than the close of business (5:00 p.m. Pacific Time) on December 7, 2016. Pursuant to the rules promulgated by the SEC, simply submitting a proposal does not guarantee that it will be included.

In order to be properly brought before the 2017 annual meeting of stockholders, a stockholder’s notice of a matter the stockholder wishes to present, or the person or persons the stockholder wishes to nominate as a director, must be delivered to the Secretary of Pfenex at its principal executive offices not less than 45 nor more than 75 days before the first anniversary of the date on which Pfenex first mailed its proxy materials or a notice of availability of proxy materials (whichever is earlier) for the preceding year’s annual meeting. As a result, any notice given by a stockholder pursuant to these provisions of our Bylaws must be received no earlier than January 21, 2017, and no later than the close of business (5:00 p.m. Pacific Time) on February 20, 2017, unless our Annual Meeting date occurs more than 30 days before or 60 days after May 6, 2017. In that case, we must receive proposals not earlier than the close of business on the 120th day prior to the date of the 2017 annual meeting and not later than the close of business on the later of the 90th day prior to the date of the annual meeting or the 10th day following the day on which we first make a public announcement of the date of the meeting.

To be in proper form, a stockholder’s notice must include the specified information concerning the proposal or nominee as described in our Bylaws. A stockholder who wishes to submit a proposal or nomination is encouraged to seek independent counsel about our Bylaw and SEC requirements. Pfenex will not consider any proposal or nomination that is not timely or otherwise does not meet the Bylaw and SEC requirements for submitting a proposal or nomination.

Notices of intention to present proposals at the 2017 annual meeting of stockholders must be addressed to: Pfenex Inc., Attention: Secretary, 10790 Roselle Street, San Diego, California 92121. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

*        *        *

The Board of Directors does not know of any other matters to be presented at the Annual Meeting. If any additional matters are properly presented at the Annual Meeting, the persons named on the enclosed proxy card will have discretion to vote the shares of common stock they represent in accordance with their own judgment on such matters.

It is important that your shares of common stock be represented at the Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote over the Internet or by telephone as instructed on the enclosed proxy card or execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

THE BOARD OF DIRECTORS

San Diego, California

March 31, 2016

VOTE BY INTERNET - www.proxyvote.com
PFENEX INC. 10790 ROSELLE STREET SAN DIEGO, CA 92121

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	E07393-P73150	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PFENEX INC.		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
	The Board of Directors recommends you vote FOR the following nominees for Class II directors:	☐	☐	☐

1. Election of Directors

Nominees:

01) Phillip M. Schneider
02) Robin D. Campbell

	The Board of Directors recommends you vote FOR Proposal 2:					For	Against	Abstain

	2. To ratify the appointment of Haskell & White LLP as our independent registered public accounting firm for the year ending December 31, 2016.					☐	☐	☐

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof. The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned Stockholder(s). If no direction is made, this proxy will be voted FOR the election of both nominees for Class II directors and FOR the ratification of the appointment of Haskell & White LLP as our independent registered public accounting firm for the year ending December 31, 2016.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date				Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

E07394-P73150

PFENEX INC.

Annual Meeting of Stockholders

May 6, 2016 12:00 PM Pacific Time

This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Bertrand Liang and Paul Wagner, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of PFENEX INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 12:00 PM, Pacific Time on May 6, 2016, at the offices of Wilson Sonsini Goodrich & Rosati, P.C., located at 12235 El Camino Real, Suite 200, San Diego, CA 92130, and any adjournments or postponements thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Continued and to be signed on reverse side